
                                                                   EXHIBIT 7.(b)

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
ILLUSTRATIONS
                                                --------------------------------------------------------------------------------

SEP Illustration 1                              Illustration 1
Option A                                        Death benefit Option A at current cost of insurance rates
Male 55, Female 55 Select Non-Smoker            Based on average annual advisory fees and expenses of the portfolios
Current at 87bp
                                                DEATH BENEFIT OPTION:A
                                                FACE AMOUNT:$1,500,000
                                                MALE SELECT NONSMOKER ISSUE AGE 55
                                                FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                GUIDELINE PREMIUM TEST
                                                ANNUAL PREMIUM:$32,132

                                                --------------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, accumulated     End of       paid plus         End of year DEATH BENEFIT assuming
values and net cash surrender values.           policy       interest at       hypothetical gross annual investment return of
                                                year            5%                 0%                 6%                 12%
All premium payments are illustrated as if      -------------------------------------------------------------------------------
made at the beginning of the policy year.        1              $33,738        $1,500,000         $1,500,000         $1,500,000
                                                 2              $69,163        $1,500,000         $1,500,000         $1,500,000
This illustration assumes no policy loans or     3             $106,360        $1,500,000         $1,500,000         $1,500,000
partial withdrawals have been made.              4             $145,416        $1,500,000         $1,500,000         $1,500,000
                                                 5             $186,425        $1,500,000         $1,500,000         $1,500,000
The death benefits, accumulated values and       6             $229,485        $1,500,000         $1,500,000         $1,500,000
cash surrender values will differ if             7             $274,697        $1,500,000         $1,500,000         $1,500,000
premiums are paid in different amounts or        8             $322,170        $1,500,000         $1,500,000         $1,500,000
frequencies.                                     9             $372,017        $1,500,000         $1,500,000         $1,500,000
                                                10             $424,356        $1,500,000         $1,500,000         $1,500,000
The hypothetical investment rates shown         15             $728,023        $1,500,000         $1,500,000         $1,500,000
above and elsewhere in this prospectus          20           $1,115,587        $1,500,000         $1,500,000         $1,985,411
are illustrative only and should not be         25           $1,610,229        $1,500,000         $1,500,000         $3,482,411
interpreted as a representation of past or      30           $2,241,530        $1,500,000         $1,951,747         $6,040,324
future investment results. Actual rates of      35           $3,047,247        $1,500,000         $2,644,610        $10,257,439
return may be more or less than those           -------------------------------------------------------------------------------
shown and will depend on a number of                     End of year                         End of year
factors, including the investment                        ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
allocations made to variable accounts by        End of   assuming hypothetical gross         assuming hypothetical gross
the owner and the experience of the             policy   annual investment return of         annual investment return of
accounts. No representation can be made by      year        0%          6%          12%         0%           6%          12%
us, the separate account or the fund that       --------------------------------------------------------------------------------
these hypothetical rates of return can be        1        $26,517     $28,175     $29,835     $14,164      $15,823       $17,483
achieved for any one year or sustained           2        $52,518     $57,481     $62,644     $41,538      $46,501       $51,664
over any period of time.                         3        $77,978     $87,940     $98,712     $68,371      $78,332       $89,105
                                                 4       $102,871    $119,574    $138,360     $94,636     $111,339      $130,125
This is an illustration only. An                 5       $127,165    $152,407    $181,942    $120,303     $145,545      $175,079
illustration is not intended to predict          6       $150,943    $186,581    $229,974    $145,453     $181,091      $224,484
actual performance. Interest rates,              7       $174,410    $222,362    $283,143    $170,293     $218,245      $279,025
dividends, and values set forth in the           8       $197,600    $259,862    $342,036    $194,855     $257,117      $339,291
illustration are not guaranteed.                 9       $220,517    $299,164    $407,275    $219,145     $297,792      $405,903
                                                10       $243,164    $340,360    $479,551    $243,164     $340,360      $479,551
                                                15       $366,096    $594,135    $994,975    $366,096     $594,135      $994,975
                                                20       $479,417    $914,011  $1,855,524    $479,417     $914,011    $1,855,524
                                                25       $577,141  $1,327,999  $3,316,582    $577,141   $1,327,999    $3,316,582
                                                30       $629,332  $1,858,806  $5,752,690    $629,332   $1,858,806    $5,752,690
                                                35       $569,426  $2,518,676  $9,768,990    $569,426   $2,518,676    $9,768,990
                                                --------------------------------------------------------------------------------

                                                                                                                               1

                                                --------------------------------------------------------------------------------

SEP Illustration 2                              Illustration 2
Option A                                        Death benefit Option A at guaranteed cost of insurance rates
Male 55, Female 55 Select Non-Smoker            Based on average annual advisory fees and expenses of the portfolios
Guar. At 87bp
                                                DEATH BENEFIT OPTION:A
                                                FACE AMOUNT:$1,500,000
                                                MALE SELECT NONSMOKER ISSUE AGE 55
                                                FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                GUIDELINE PREMIUM TEST
                                                ANNUAL PREMIUM:$32,132

                                                --------------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, accumulated     End of       paid plus          End of year DEATH BENEFIT assuming
values and net cash surrender values.           policy       interest at        hypothetical gross annual investment return of
                                                year             5%                 0%                 6%                12%
All premium payments are illustrated as if      --------------------------------------------------------------------------------
made at the beginning of the policy year.        1              $33,738         $1,500,000         $1,500,000         $1,500,000
                                                 2              $69,163         $1,500,000         $1,500,000         $1,500,000
This illustration assumes no policy loans        3             $106,360         $1,500,000         $1,500,000         $1,500,000
or partial withdrawals have been made.           4             $145,416         $1,500,000         $1,500,000         $1,500,000
                                                 5             $186,425         $1,500,000         $1,500,000         $1,500,000
*Additional payment will be required to          6             $229,485         $1,500,000         $1,500,000         $1,500,000
prevent policy termination.                      7             $274,697         $1,500,000         $1,500,000         $1,500,000
                                                 8             $322,170         $1,500,000         $1,500,000         $1,500,000
The death benefits, accumulated values and       9             $372,017         $1,500,000         $1,500,000         $1,500,000
cash surrender values will differ if            10             $424,356         $1,500,000         $1,500,000         $1,500,000
premiums are paid in different amounts or       15             $728,023         $1,500,000         $1,500,000         $1,500,000
frequencies.                                    20           $1,115,587         $1,500,000         $1,500,000         $1,893,209
                                                25           $1,610,229         $1,500,000         $1,500,000         $3,306,356
The hypothetical investment rates shown         30           $2,241,530                 $0*        $1,532,721         $5,663,361
above and elsewhere in this prospectus are      35           $3,047,247                 $0*        $2,063,280         $9,387,115
illustrative only and should not be             --------------------------------------------------------------------------------
interpreted as a representation of past or               End of year                         End of year
future investment results. Actual rates of               ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
return may be more or less than those shown     End of   assuming hypothetical gross         assuming hypothetical gross
and will depend on a number of factors,         policy   annual investment return of         annual investment return of
including the investment allocations made       year        0%          6%          12%         0%            6%          12%
to variable accounts by the owner and           --------------------------------------------------------------------------------
the experience of the accounts. No               1        $26,500      $28,158     $29,818    $14,148       $15,806      $17,466
representation can be made by us, the            2        $52,450      $57,410     $62,569    $41,470       $46,430      $51,589
separate account or the fund that these          3        $77,816      $87,767     $98,530    $68,209       $78,160      $88,922
hypothetical rates of return can be              4       $102,568     $119,248    $138,010    $94,333      $111,013     $129,775
achieved for any one year or sustained           5       $126,669     $151,866    $181,351   $119,807      $145,003     $174,489
over any period of time.                         6       $150,194     $185,752    $229,058   $144,704      $180,262     $223,568
                                                 7       $172,959     $220,784    $281,426   $168,842      $216,666     $277,309
This is an illustration only. An                 8       $194,884     $256,939    $338,901   $192,139      $254,194     $336,156
illustration is not intended to predict          9       $215,855     $294,172    $401,969   $214,482      $292,800     $400,597
actual performance. Interest rates,             10       $235,747     $332,430    $471,183   $235,747      $332,430     $471,183
dividends, and values set forth in the          15       $328,250     $553,953    $955,520   $328,250      $553,953     $955,520
illustration are not guaranteed.                20       $366,031     $800,661  $1,769,354   $366,031      $800,661   $1,769,354
                                                25       $283,809   $1,082,454  $3,148,911   $283,809    $1,082,454   $3,148,911
                                                30             $0*  $1,459,734  $5,393,677         $0*   $1,459,734   $5,393,677
                                                35             $0*  $1,965,029  $8,940,110         $0*   $1,965,029   $8,940,110
                                                --------------------------------------------------------------------------------

ILLUSTRATIONS
                                                --------------------------------------------------------------------------------

SEP Illustration 3                              Illustration 3
Option A                                        Death benefit Option A at current cost of insurance rates
Male 55, Female 55 Select Non-Smoker            Based on average annual advisory fees and expenses of the portfolios
Current at 69 bp
                                                DEATH BENEFIT OPTION:A
                                                FACE AMOUNT:$1,500,000
                                                MALE SELECT NONSMOKER ISSUE AGE 55
                                                FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                GUIDELINE PREMIUM TEST
                                                ANNUAL PREMIUM:$32,132

                                                --------------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, accumulated     End of       paid plus          End of year DEATH BENEFIT assuming
values and net cash surrender values.           policy       interest at        hypothetical gross annual investment return of
                                                year             5%                 0%                 6%                12%
All premium payments are illustrated as if      --------------------------------------------------------------------------------
made at the beginning of the policy year.        1              $33,738         $1,500,000         $1,500,000         $1,500,000
                                                 2              $69,163         $1,500,000         $1,500,000         $1,500,000
This illustration assumes no policy loans        3             $106,360         $1,500,000         $1,500,000         $1,500,000
or partial withdrawals have been made.           4             $145,416         $1,500,000         $1,500,000         $1,500,000
                                                 5             $186,425         $1,500,000         $1,500,000         $1,500,000
The death benefits, accumulated values and       6             $229,485         $1,500,000         $1,500,000         $1,500,000
cash surrender values will differ if             7             $274,697         $1,500,000         $1,500,000         $1,500,000
premiums are paid in different amounts or        8             $322,170         $1,500,000         $1,500,000         $1,500,000
frequencies.                                     9             $372,017         $1,500,000         $1,500,000         $1,500,000
                                                10             $424,356         $1,500,000         $1,500,000         $1,500,000
The hypothetical investment rates shown         15             $728,023         $1,500,000         $1,500,000         $1,500,000
above and elsewhere in this prospectus          20           $1,115,587         $1,500,000         $1,500,000         $2,035,138
are illustrative only and should not be         25           $1,610,229         $1,500,000         $1,500,000         $3,595,990
interpreted as a representation of past or      30           $2,241,530         $1,500,000         $2,021,031         $6,286,356
future investment results. Actual rates of      35           $3,047,247         $1,500,000         $2,756,349        $10,762,976
return may be more or less than those           --------------------------------------------------------------------------------
shown and will depend on a number of                    End of year                          End of year
factors, including the investment                       ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
allocations made to variable accounts by        End of  assuming hypothetical gross          assuming hypothetical gross
the owner and the experience of the             policy  annual investment return of          annual investment return of
accounts. No representation can be made by      year        0%          6%          12%          0%          6%          12%
us, the separate account or the fund that       --------------------------------------------------------------------------------
these hypothetical rates of return can be        1       $26,567      $28,229      $29,892    $14,214      $15,876       $17,539
achieved for any one year or sustained           2       $52,666      $57,644      $62,822    $41,686      $46,664       $51,842
over any period of time.                         3       $78,268      $88,272      $99,092    $68,661      $78,665       $89,484
                                                 4      $103,347     $120,143     $139,035    $95,112     $111,908      $130,800
This is an illustration only. An                 5      $127,871     $153,285     $183,025   $121,009     $146,423      $176,162
illustration is not intended to predict          6      $151,921     $187,846     $231,598   $146,431     $182,356      $226,108
actual performance. Interest rates,              7      $175,699     $224,098     $285,463   $171,582     $219,981      $281,345
dividends, and values set forth in the           8      $199,240     $262,161     $345,236   $196,495     $259,416      $342,491
illustration are not guaranteed.                 9      $222,547     $302,127     $411,571   $221,174     $300,754      $410,198
                                                10      $245,621     $344,094     $485,194   $245,621     $344,094      $485,194
                                                15      $371,296     $603,783   $1,012,945   $371,296     $603,783    $1,012,945
                                                20      $488,321     $934,225   $1,901,998   $488,321     $934,225    $1,901,998
                                                25      $590,855   $1,366,417   $3,424,752   $590,855   $1,366,417    $3,424,752
                                                30      $649,357   $1,924,791   $5,987,006   $649,357   $1,924,791    $5,987,006
                                                35      $599,346   $2,625,094  $10,250,454   $599,346   $2,625,094   $10,250,454
                                                --------------------------------------------------------------------------------

                                                                                                                               3
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

                                                --------------------------------------------------------------------------------

SEP Illustration 4                              Illustration 4
Option A                                        Death benefit Option A at guaranteed cost of insurance rates
Male 55, Female 55 Select Non-Smoker            Based on average annual advisory fees and expenses of the portfolios
Guaranteed at 69 bp
                                                DEATH BENEFIT OPTION:A
                                                FACE AMOUNT:$1,500,000
                                                MALE SELECT NONSMOKER ISSUE AGE 55
                                                FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                GUIDELINE PREMIUM TEST
                                                ANNUAL PREMIUM:$32,132

                                                --------------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, accumulated     End of       paid plus           End of year DEATH BENEFIT assuming
values and net cash surrender values.           policy       interest at         hypothetical gross annual investment return of
                                                year             5%                  0%                6%                12%
All premium payments are illustrated as if      --------------------------------------------------------------------------------
made at the beginning of the policy year.        1              $33,738          $1,500,000        $1,500,000         $1,500,000
                                                 2              $69,163          $1,500,000        $1,500,000         $1,500,000
This illustration assumes no policy loans        3             $106,360          $1,500,000        $1,500,000         $1,500,000
or partial withdrawals have been made.           4             $145,416          $1,500,000        $1,500,000         $1,500,000
                                                 6             $229,485          $1,500,000        $1,500,000         $1,500,000
*Additional payment will be required to          7             $274,697          $1,500,000        $1,500,000         $1,500,000
prevent policy termination.                      8             $322,170          $1,500,000        $1,500,000         $1,500,000
                                                 9             $372,017          $1,500,000        $1,500,000         $1,500,000
The benefits, accumulated values and            10             $424,356          $1,500,000        $1,500,000         $1,500,000
cash surrender values will differ if            15             $728,023          $1,500,000        $1,500,000         $1,500,000
premiums are paid in different amounts or       20           $1,115,587          $1,500,000        $1,500,000         $1,943,369
frequencies.                                    25           $1,610,229          $1,500,000        $1,500,000         $3,418,433
                                                30           $2,241,530                  $0*       $1,625,730         $5,900,680
The hypothetical investment rates shown         35           $3,047,247                  $0*       $2,196,935         $9,859,972
above and elsewhere in this prospectus          --------------------------------------------------------------------------------
are illustrative only and should not be                 End of year                          End of year
interpreted as a representation of past or              ACCUMULATED VALUE                    NET CASH SURRENDER VALUE assuming
future investment results. Actual rates of      End of  assuming hypothetical gross          hypothetical gross
return may be more or less than those shown     policy  annual investment return of          annual investment return of
and will depend on a number of factors,         year        0%          6%          12%          0%          6%          12%
including the investment allocations made       --------------------------------------------------------------------------------
to variable accounts by the owner and            1       $26,550       $28,212      $29,874   $14,198       $15,859      $17,522
the experience of the accounts. No               2       $52,597       $57,572      $62,748   $41,617       $46,592      $51,768
representation can be made by us, the            3       $78,106       $88,100      $98,909   $68,498       $78,492      $89,302
separate account or the fund that these          4      $103,044      $119,817     $138,684   $94,809      $111,582     $130,449
hypothetical rates of return can be              5      $127,374      $152,742     $182,433  $120,512      $145,880     $175,570
achieved for any one year or sustained           6      $151,169      $187,014     $230,678  $145,679      $181,524     $225,188
over any period of time.                         7      $174,245      $222,515     $283,741  $170,127      $218,398     $279,623
                                                 8      $196,518      $259,232     $342,094  $193,773      $256,487     $339,349
This is an illustration only. An                 9      $217,874      $297,124     $406,255  $216,502      $295,752     $404,882
illustration is not intended to predict         10      $238,188      $336,149     $476,814  $238,188      $336,149     $476,814
actual performance. Interest rates,             15      $333,355      $563,563     $973,605  $333,355      $563,563     $973,605
dividends, and values set forth in the          20      $374,696      $821,269   $1,816,232  $374,696      $821,269   $1,816,232
illustration are not guaranteed.                25      $297,341    $1,125,252   $3,255,650  $297,341    $1,125,252   $3,255,650
                                                30            $0*   $1,548,314   $5,619,696        $0*   $1,548,314   $5,619,696
                                                35            $0*   $2,092,319   $9,390,450        $0*   $2,092,319   $9,390,450
                                                --------------------------------------------------------------------------------


4